As filed with the Securities and Exchange Commission on June 5, 2020

Registration No. 333-_______

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	80-0882793
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

PennyMac Financial Services, Inc. 2013 Equity Incentive Plan

(Full title of the plan)

Derek W. Stark

Senior Managing Director and Chief Legal Officer and Secretary

3043 Townsgate Road

Westlake Village, California 91361

(Name and address of agent for service)

Phone: (818) 224-7442

(Telephone number, including area code, of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act

Large accelerated filer	☐			Accelerated filer	☒
Non-accelerated filer	☐	Smaller reporting company	☐	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    ☐

CALCULATION OF REGISTRATION FEE

Title of Securities To Be Registered	Amount To Be Registered (1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock	1,322,024 (2)	$33.03 (3)	$43,666,452.72	$5,667.91

(1)	Pursuant to Rule 416(a) under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s common stock, par value $0.0001 per share (“Common Stock”) that become issuable under the Registrant’s 2013 Equity Incentive Plan, as amended (the “2013 Plan”), by reason of any stock dividend, stock split, recapitalization or other similar transaction that increases the number of the outstanding shares of the Registrant’s Common Stock.
(2)	Represents shares of Common Stock of the Registrant available for issuance but not yet issued as of the date of this registration statement pursuant to (a) an “evergreen” provision in the 2013 Plan and (b) an amendment to the 2013 Plan that increased the number of shares available for grant and issuance under the 2013 Plan.
(3)	Estimated in accordance with Rules 457(c) and (h) solely for the purpose of calculating the registration fee based on the average of the high and low prices of the Registrant’s Common Stock as reported on the New York Stock Exchange on May 29, 2020.

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed by PennyMac Financial Services, Inc. (the “Registrant”) for the purpose of registering an additional 1,322,024 shares of Common Stock, par value $0.0001 per share, of the Registrant (the “Common Stock”) that have become available for issuance pursuant to the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). These shares are securities of the same class as other securities for which an original registration statement on Form S-8 was filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2013 (File No. 333-188929) and a Post-Effective Amendment to such registration statement was filed on November 1, 2018 (File No. 333-188929) (together with such registration statement, the “Initial S-8”). The Registrant registered an additional 3,966,072 shares of its Common Stock issuable under the 2013 Plan pursuant to a registration statement on Form S-8 filed with the SEC on September 13, 2016 (File No. 333-213602) and a Post-Effective Amendment to such registration statement filed on November 1, 2018 (File No. 333-213602) (together with such registration statement, the “2016 S-8”), an additional 1,322,024 shares of its Common Stock issuable under the 2013 Plan pursuant to a registration statement on Form S-8 filed with the SEC on May 31, 2017 (File No. 333-218388) and a Post-Effective Amendment to such registration statement filed on November 1, 2018 (File No. 333-218388) (together with such registration statement, the “2017 S-8”), an additional 3,322,024 shares of its Common Stock issuable under the 2013 Plan pursuant to a registration statement on Form S-8 filed with the SEC on June 12, 2018 (File No. 333-225582) and a Post-Effective Amendment to such registration statement filed on November 1, 2018 (File No. 333-225582), and an additional 1,322,024 shares of its Common Stock issuable under the 2013 Plan pursuant to a registration statement on Form S-8 filed with the SEC on June 12, 2019 (File No. 333-232081) (the “2019 S-8,” and together with the Initial S-8, the 2016 S-8, the 2017 S-8, and the 2018 S-8 the “Prior Registration Statements”).

The shares of the Registrant’s Common Stock available for grant and issuance under the 2013 Plan are subject to an annual “evergreen” provision that automatically increases on the first day of each calendar year the number of shares of Common Stock authorized for issuance under the 2013 Plan by an amount equal to the least of (i) 1.75% of outstanding Common Stock on a fully diluted basis as of the end of the immediately preceding calendar year, (ii) 1,322,024 shares, and (iii) any lower amount determined by the Registrant’s board of directors (the “Annual Increase”). As of January 1, 2020 pursuant to the Annual Increase, the number of shares of the Registrant’s Common Stock available for grant and issuance under the 2013 Plan increased by 1,322,024 shares.

In accordance with General Instruction E of Form S-8, the contents of the Prior Registration Statements are incorporated herein by reference and the information required by Part II is omitted, except as supplemented by the information set forth below.

PART I

The information specified in this Part I is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act. In accordance with the rules and regulations of the SEC and the instructions to Form S-8, such information is not being filed with the SEC either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

The following documents filed by the Registrant with the SEC are incorporated herein by reference:

(a)	the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 28, 2020;

(b)	the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020, filed with the SEC on May 7, 2020;

(c)	the Registrant’s Current Reports on Form 8-K filed with the SEC on February 13, 2020, March 11, 2020, April 7, 2020, April 30, 2020; and

(d)	the description of the Registrant’s Common Stock contained in the Registrant’s Registration Statement on Form S-4, initially filed with the SEC on August 2, 2018 (File No. 333-226531) and subsequently amended on September 12, 2018, including any amendments or reports filed for the purpose of updating such description.

All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the filing of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing such documents, except as to specific sections of such documents as set forth therein. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8. Exhibits

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of New PennyMac Financial Services, Inc. (incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K12B filed on November 1, 2018).
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of New PennyMac (incorporated by reference to Exhibit 3.2 to the Form 8-K12B filed on November 1, 2018).
3.3	Amended and Restated Bylaws of New PennyMac Financial Services, Inc. (incorporated by reference to Exhibit 3.3 of the Registrant’s Current Report on Form 8-K12B filed on November 1, 2018).

3.4	Amendment to Amended and Restated Bylaws of New PennyMac Financial Services, Inc. (incorporated by reference to Exhibit 3.2.1 of the Registrant’s Quarterly Report on Form 10-Q filed on November 4, 2019).
4.1	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed on May 14, 2013).**
4.2	First Amendment to the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (incorporated by reference to Exhibit 10.10 of the Registrant’s Annual Report on Form 10-K filed on March 9, 2018).**
4.3	Second Amendment to the PennyMac Financial Services, Inc. 2013 Equity Incentive Plan (incorporated by reference to Annex A of the Registrant’s Definitive Proxy Statement filed on April 17, 2018).**
4.4	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Non-Employee Directors (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on May 16, 2013).**
4.5	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Executive Officers (incorporated by reference to Exhibit 10.9 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed on November 6, 2015).**
4.6	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Other Eligible Participants (incorporated by reference to Exhibit 10.10 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed on November 6, 2015).**
4.7	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Stock Option Award Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on June 17, 2013).**
4.8	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Performance Components Award Agreement (2018) (incorporated by reference to Exhibit 10.2 of the Registrant’s Quarterly Report on Form 10-Q filed on August 2, 2018).**
4.9	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Continued Service Award Agreement (2018) (incorporated by reference to Exhibit 10.3 of the Registrant’s Quarterly Report on Form 10-Q filed on August 2, 2018).**
4.10	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Stock Option Award Agreement (2019) (incorporated by reference to Exhibit 10.4 of the Registrant’s Quarterly Report on Form 10-Q filed on August 2, 2018).**
4.11	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement for Non-Employee Directors (2019) (incorporated by reference to Exhibit 10.6 of the Registrant’s Quarterly Report on Form 10-Q filed on May 6, 2019).**
4.12	Omnibus Amendment to PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Restricted Stock Unit Award Agreement (2019) (incorporated by reference to Exhibit 10.16 of the Registrant’s Annual Report on Form 10-K filed on March 5, 2019).**
4.13	Omnibus Amendment to PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Stock Option Award Agreement (2019) (incorporated by reference to Exhibit 10.22 of the Registrant’s Annual Report on Form 10-K filed on March 5, 2019).**

4.14	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement to Continued Service Award Agreement (Net Share Withholding) (2020) (incorporated by reference to Exhibit 10.1 of the Registrant’s Quarterly Report on Form 10-Q filed on November 4 2019).**
4.15	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement to Continued Service Award Agreement (Sale to Cover) (2020) (incorporated by reference to Exhibit 10.2 of the Registrant’s Quarterly Report on Form 10-Q filed on November 4 2019).**
4.16	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Performance Components Award Agreement (Net Share Withholding) (2020) (incorporated by reference to Exhibit 10.3 of the Registrant’s Quarterly Report on Form 10-Q filed on November 4 2019).**
4.17	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Performance Components Award Agreement (Sale to Cover) (2020) (incorporated by reference to Exhibit 10.4 of the Registrant’s Quarterly Report on Form 10-Q filed on November 4 2019).**
4.18	Omnibus Amendment to PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Agreement (Net Share Withholding) (2017-2019) (incorporated by reference to Exhibit 10.5 of the Registrant’s Annual Report on Form 10-Q filed on November 4, 2019).**
4.19	Omnibus Amendment to PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Agreement (Sale to Cover) (2017-2019) (incorporated by reference to Exhibit 10.6 of the Registrant’s Annual Report on Form 10-Q filed on November 4, 2019).**
4.20	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Stock Option Award Agreement (2020) (incorporated by reference to Exhibit 10.23 of the Registrant’s Quarterly Report on Form 10-Q filed on May 7, 2020).**
4.21	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Continued Service Award Agreement (Net Share Withholding) (2020) (incorporated by reference to Exhibit 10.24 of the Registrant’s Quarterly Report on Form 10-Q filed on May 7, 2020).**
4.22	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Continued Service Award Agreement for Non Employee Directors (2020) (incorporated by reference to Exhibit 10.25 of the Registrant’s Quarterly Report on Form 10-Q filed on May 7, 2020).**
4.23	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Performance Components Award Agreement (Sale to Cover) (2020) (incorporated by reference to Exhibit 10.26 of the Registrant’s Quarterly Report on Form 10-Q filed on May 7, 2020).**
4.24	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Continued Service Award Agreement (Sale to Cover) (2020) (incorporated by reference to Exhibit 10.27 of the Registrant’s Quarterly Report on Form 10-Q filed on May 7, 2020).**
4.25	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan Form of Restricted Stock Unit Subject to Performance Components Award Agreement (Net Share Withholding) (2020) (incorporated by reference to Exhibit 10.28 of the Registrant’s Quarterly Report on Form 10-Q filed on May 7, 2020).**

5.1	Opinion of Goodwin Procter LLP.*
23.1	Consent of Deloitte & Touche LLP.*
23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.1).*
24.1	Power of Attorney (included in signature page hereto).*

* Filed herewith

** Indicates management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Westlake Village, State of California, on June 5, 2020.

PENNYMAC FINANCIAL SERVICES, INC.

By:	/s/ Derek W. Stark
Name:	Derek W. Stark
Title:	Senior Managing Director and Chief Legal Officer and Secretary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints David A. Spector and Derek W. Stark, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date
/s/ David A. Spector		June 5, 2020
David A. Spector	President and Chief Executive Officer and Director
(principal executive officer)
/s/ Andrew S. Chang		June 5, 2020
Andrew S. Chang	Chief Financial Officer
(principal financial officer)
/s/ Gregory L. Hendry		June 5, 2020
Gregory L. Hendry	Chief Accounting Officer (principal accounting officer)
/s/ Stanford L. Kurland		June 5, 2020
Stanford L. Kurland	Non-Executive Chairman and Director

/s/ Matthew Botein		June 5, 2020
Matthew Botein	Director
/s/ James K. Hunt		June 5, 2020
James K. Hunt	Director
/s/ Patrick Kinsella		June 5, 2020
Patrick Kinsella	Director

/s/ Joseph Mazzella		June 5, 2020
Joseph Mazzella	Director

/s/ Anne D. McCallion		June 5, 2020
Anne D. McCallion	Director
/s/ Farhad Nanji		June 5, 2020
Farhad Nanji	Director
/s/ Jeffrey A. Perlowitz		June 5, 2020
Jeffrey A. Perlowitz	Director
/s/ Theodore W. Tozer		June 5, 2020
Theodore W. Tozer	Director
/s/ Emily Youssouf		June 5, 2020
Emily Youssouf	Director